                                                                 EXHIBIT 10.23

                        THE LIGHTSPAN PARTNERSHIP, INC.

                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT


        This SERIES E PREFERRED STOCK PURCHASE AGREEMENT ( the "AGREEMENT") is made as of October 29, 1999, by and among THE LIGHTSPAN PARTNERSHIP, INC., a California corporation (the "COMPANY"), with its principal office at 10140 Campus Point Drive, San Diego, California, 92008, and LIBERTY LIGHTSPAN HOLDINGS, INC. (the "PURCHASER").

        WHEREAS, the Company desires to issue, and the Purchaser desires to acquire, Series E Preferred Stock of the Company as herein described, on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, IT IS AGREED between the parties as follows:

1. PURCHASE AND SALE OF STOCK. Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, an aggregate of 160,000 shares of Series E Preferred Stock of the Company $0.001 par value per share (the "STOCK") at $5.00 per share for an aggregate purchase price of $800,000, payable by wire transfer in the amount of $400,000 and by the assignment and assumption of certain contract rights as set forth in Section 2 hereof. The closing hereunder, including payment for and delivery of the Stock (the "CLOSING"), shall occur at the offices of the Company substantially simultaneously with the execution of this Agreement.

2. ASSIGNMENT AND ASSUMPTION. Purchaser does hereby transfer, assign and convey to the Company all of its rights, title and interest in and to the Termination Agreement by and between Ingenius and Yahoo Corporation dated as of the 14th day of May, 1998 (the "TERMINATION AGREEMENT"). The Company does hereby from and after the date hereof accept and assume all rights, title, interest, liabilities and obligations of Purchaser in, to and associated with the Termination Agreement.

3.      LIMITATIONS ON TRANSFER; LEGENDS.

        (a) Purchaser agrees not to make any disposition of all or any portion of the Stock unless and until:

               (i) There is then in effect a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

               (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (C) an individual to one or more of his or her family members or a trust for the benefit of such individuals; provided that in each case the transferees will be subject to the terms of this Agreement to the same extent as if they were the original Purchaser hereunder.

        (b) All certificates representing the Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

               (i) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

               (ii) "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

               (iii) Any legend required by appropriate blue sky officials.

        (c) Subject to the final sentence of Section 3(a)(ii) above, the Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

        (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

4. REPRESENTATIONS OF COMPANY. The Company hereby represents and warrants as follows:

        (a) AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Investor Rights Agreement dated as of July 8, 1999 by and among the Company and the Investors listed on Exhibit A thereto, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Stock being sold hereunder and the Common Stock issuable upon conversion of the Stock has been taken, and this Agreement and the Investor Rights Agreement each constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights; and (iii) limitations on the enforceability of the indemnification provisions of the Investor Rights Agreement.

        (b) VALID ISSUANCE OF PREFERRED AND COMMON STOCK. The Stock, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investor Rights Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Stock has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Company's Articles of Incorporation, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investor Rights Agreement and under applicable state and federal securities laws. The Company has obtained all necessary permits and qualifications, if any, or secured an exception therefrom, required by any state or country for the offer and sale of the Stock

        (c) DISCLOSURE. Except as disclosed in writing to the Purchaser or any representative of the Purchaser, the representations and warranties of the Company contained in Section 2 of that certain Series E Preferred Stock Purchase Agreement dated as of July 8, 1999, as amended (the "STOCK PURCHASE AGREEMENT"), are true and correct today in all material respects as if made today.

5. REPRESENTATIONS OF PURCHASER. Purchaser understands that the Stock has not been registered under the Securities Act. Purchaser also understands that the Stock is being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

        (a) PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and therefore is capable of evaluating the merits and risks of investing in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Stock is registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Stock under the circumstances, in the amounts or at the times Purchaser might propose.

        (b) ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Stock for Purchaser's own account for investment only, and not with a view towards its distribution.

        (c) PURCHASER CAN PROTECT HIS INTEREST. Purchaser represents that it has either (i) preexisting personal or business relationships with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect its own interests in connection with the purchase of the Stock by virtue of the business or financial expertise of itself or of professional advisors to Purchaser who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

        (d) NO GENERAL SOLICITATION. Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

        (e) ACCREDITED INVESTOR. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

        (f) COMPANY INFORMATION. Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

        (g) RULE 144. Purchaser acknowledges and agrees that the Stock must be held indefinitely unless it is subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

        (h) RESIDENCE. Purchaser resides or is domiciled at the address set forth on the signature page hereof.

6. INDEMNIFICATION. Sections 6 and 7.9 of the Stock Purchase Agreement are incorporated herein and made a part hereof mutatis mutandis. The Company shall hold harmless and indemnify Purchaser and each of Ingenius and Liberty Media Corporation and their respective general partners, directors, officers, employees, agents and affiliates (each an "Indemnitee") from and against any damages, costs, liabilities and expenses (including, without limitation, reasonable legal fees and disbursements) directly or indirectly suffered or incurred by any Indemnitee or to which any Indemnitee may otherwise become subject at any time and that arise in connection with the Termination Agreement.

7. MARKET STAND-OFF AGREEMENT. Purchaser hereby agrees that Purchaser shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, the Stock (or other securities of the Company) held by Purchaser (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided that:

        (a) such agreement shall apply only to the Company's initial public offering; and

        (b) all executive officers and directors of the Company enter into similar agreements or be bound by substantially similar provisions.

        Purchaser agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if reasonably requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Purchaser shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this
Section 6 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar form that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

8.      MISCELLANEOUS.

        (a) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by telegram or fax or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at the address appearing on the records of the Company, or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

        (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser's successors, and assigns.

        (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        (d) FURTHER EXECUTION. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

        (e) INDEPENDENT COUNSEL. Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Cooley Godward LLP, counsel to the Company and that Cooley Godward LLP does not represent, and is not acting on behalf of, Purchaser. Purchaser has been provided with an opportunity to consult with Purchaser's own counsel with respect to this Agreement.

        (f) ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

        (g) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

        (h) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

        (i) PRONOUNS. References to a Purchaser, including by use of a pronoun, shall be deemed to include masculine, feminine, singular, plural, individuals, partnerships or corporations where applicable.



                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have executed the SERIES E PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                        PURCHASER:

THE LIGHTSPAN PARTNERSHIP, INC.



By:
   ---------------------------------------      -------------------------------
    Carl E. Zeiger                              Name of Purchaser
    President and Chief Operating Officer

                                                --------------------------------
                                                Signature


                                                --------------------------------
                                                Printed Name of Signor


                                                --------------------------------
                                                Title (if applicable)

                                                Address:  c/o Liberty Digital,
                                                          Inc.
                                                          9197 So. Peoria Street
                                                          Englewood, CO  80112
                                                          Attn:  Bruce Ravenel